UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 16, 2024 (May 15, 2024)

PROVIDENT FINANCIAL SERVICES, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-31566	42-1547151
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

239 Washington Street

Jersey City, New Jersey 07302

(Address of principal executive offices) (Zip Code)

(732) 590-9200

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	PFS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 under the Securities Act (17 CFR 230.405) or Rule 12b-2 under the Exchange Act (17 CFR 240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.01.	Completion of Acquisition or Disposition of Assets.

Effective on May 15, 2024, after the close of business, Provident Financial Services, Inc., a Delaware corporation (“Provident”), completed its previously announced combination with Lakeland Bancorp, Inc., a New Jersey corporation (“Lakeland”), pursuant to the Agreement and Plan of Merger, dated as of September 26, 2022 (the “Original Agreement”), by and among Provident, NL 239 Corp., a Delaware corporation and a direct, wholly owned subsidiary of Provident (“Merger Sub”), and Lakeland, as amended by Amendment No. 1 to the Original Agreement, dated as of December 20, 2023 (“Amendment No. 1”), by and among Provident, Merger Sub and Lakeland, and as further amended by Amendment No. 2 to the Original Agreement, dated as of March 29, 2024 (“Amendment No. 2,” and the Original Agreement, as amended by Amendment No. 1 and Amendment No. 2, the “Merger Agreement”), by and among Provident, Merger Sub and Lakeland. At the closing, (i) Merger Sub merged with and into Lakeland, with Lakeland as the surviving entity (the “Merger”), and (ii) immediately thereafter, Lakeland merged with and into Provident, with Provident as the surviving entity (the “Holdco Merger”).

On May 16, 2024, before the opening of business, Lakeland Bank, a New Jersey state-chartered commercial bank and a wholly owned subsidiary of Lakeland, merged with and into Provident Bank, a New Jersey state-chartered savings bank and a wholly owned subsidiary of Provident, with Provident Bank as the surviving bank (the “Bank Merger” and, together with the Merger and the Holdco Merger, the “Transaction”).

Merger Consideration

Upon the terms and subject to the conditions of the Merger Agreement, at the effective time of the Merger (the “Effective Time”), each share of common stock, no par value, of Lakeland (“Lakeland Common Stock”) outstanding immediately prior to the Effective Time, other than certain shares held by Lakeland or Provident, was converted into the right to receive 0.8319 of a share (the “Exchange Ratio”) of common stock, par value $0.01 per share, of Provident (“Provident Common Stock” and such consideration, the “Merger Consideration”). Holders of Lakeland Common Stock will receive cash in lieu of fractional shares of Provident Common Stock.

Treatment of Lakeland Equity Awards

Pursuant to the terms of the Merger Agreement, at the Effective Time, each Lakeland restricted stock award and Lakeland restricted stock unit award granted under the Lakeland 2018 Equity Incentive Plan and the Lakeland 2009 Equity Program (the “Lakeland Plans”) outstanding on September 26, 2022 accelerated in full and fully vested and was converted into the right to receive the Merger Consideration, in accordance with the Exchange Ratio, less applicable withholding taxes. Any applicable performance-based vesting conditions were deemed achieved at “target” level performance at closing.

Pursuant to the terms of the Merger Agreement, each outstanding Lakeland restricted stock unit granted under the Lakeland Plans after September 26, 2022 ceased to represent a Lakeland restricted stock unit denominated in shares of Lakeland Common Stock and was converted into an award of restricted stock units in respect of shares of Provident Common Stock (each, a “Provident Restricted Stock Unit” award) equal to the number of shares of Lakeland Common Stock subject to such Lakeland restricted stock unit multiplied by the Exchange Ratio (rounded down to the nearest whole number), with any applicable performance-based vesting conditions deemed achieved at “target” level performance. Each such converted Provident Restricted Stock Unit will continue to be governed by the same terms and conditions, including vesting terms; provided, that any Provident Restricted Stock Unit in respect of a Lakeland restricted stock unit that had been subject to performance-based vesting prior to the Effective Time will be subject to time-based vesting and will cliff vest at the end of the applicable performance period.

The foregoing description of the Transaction and the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Merger Agreement, which is incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of Registrant

In connection with the Transaction, at the Effective Time, Provident assumed Lakeland’s obligations as required by the indentures and certain related agreements with respect to Lakeland’s outstanding trust preferred securities, consisting of (i) $20.6 million of its fixed-to-floating rate junior subordinated debt securities due June 30, 2033, (ii) $10.6 million of its floating rate junior subordinated debt securities due June 15, 2036 and (iii) $18.6 million of its fixed-to-floating rate junior subordinated debt securities due August 1, 2037 (collectively, the “Trust Preferred Securities”). In connection with the Transaction, at the Effective Time, Provident also assumed Lakeland’s obligations with respect to $150.0 million aggregate principal amount of 2.875% fixed-to-floating rate subordinated notes due September 15, 2031 (the “2031 Notes”).

The indentures and agreements pursuant to which the Trust Preferred Securities and the 2031 Notes were issued or assumed have not been filed herewith pursuant to Item 601(b)(4)(v) of Regulation S-K under the Securities Act of 1933, as amended. Provident agrees to furnish a copy of such indentures and agreements to the Securities and Exchange Commission (the “Commission”) upon request.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Directors

In accordance with the terms of the Merger Agreement and the Bylaws Amendment (as defined under Item 5.03 below), as of the Effective Time, the number of directors that comprise the full board of directors of Provident (the “Board”) was increased to fourteen (14), of which (i) nine (9) were directors of Provident immediately prior to the Effective Time (the “Provident Designated Directors”), including Christopher Martin, Anthony J. Labozzetta and such other directors as determined by Provident and (ii) five (5) were directors of Lakeland immediately prior to the Effective Time (the “Lakeland Designated Directors”), including Thomas J. Shara and such other directors as determined by Lakeland.

Resignation of Directors

In connection with the Transaction, at the Effective Time, Terence Gallagher and Robert McNerney (the “Resigning Directors”) resigned as members of the Board. The resignations of the Resigning Directors were not the result, in whole or in part, of any disagreement with Provident or Provident’s management.

Continued Service of Directors; Election of Directors

The nine Provident Designated Directors that continue to serve on the Board, in each case effective from and after the Effective Time, are as follows: Christopher Martin, Anthony J. Labozzetta, James P. Dunigan, Frank L. Fekete, Ursuline Foley, Matthew K. Harding, Edward J. Leppert, Nadine Leslie and John Pugliese.

The five Lakeland Designated Directors that were appointed by the Board to fill the vacancies resulting from the resignations referred to above and the increase in the size of the Board to fourteen (14) as of the Effective Time, in each case effective from and after the Effective Time, are as follows: Thomas J. Shara, Brian M. Flynn, Brian A. Gragnolati, James A. Hanson II and Robert E. McCracken (collectively, the “New Directors”). The Board continues to be divided into three classes, with Mr. McCracken being appointed to the term of the Board that expires at the 2025 annual meeting of the shareholders, Mr. Shara and Mr. Gragnolati being appointed to the term of the Board that expires at the 2026 annual meeting of the shareholders and Mr. Flynn and Mr. Hanson being appointed to the term of the Board that expires at the 2027 annual meeting of the shareholders.

Pursuant to the Merger Agreement and the Bylaws Amendment (as defined under Item 5.03 below), effective as of the Effective Time, Mr. Shara, the President and Chief Executive Officer of Lakeland prior to the Effective Time, was appointed Executive Vice Chairman of Provident.

Other than the Merger Agreement and, in the case of Mr. Shara, the Shara Agreements (as defined below), there are no arrangements between the New Directors and any other person pursuant to which the New Directors were selected as directors. There are no transactions in which any New Director has an interest requiring disclosure under Item 404(a) of Regulation S-K.

Biographical information related to the New Directors can be found under the heading “Directors and Executive Officers of Lakeland Bancorp” under Item 10 in Amendment No. 1 to Lakeland’s Annual Report on Form 10-K filed with the Commission on March 29, 2024, which is incorporated herein by reference.

Board Committee Assignments after the Transaction

The committees of the Board are comprised of the following members, in each case effective as of the Effective Time:

•	The Audit Committee will be chaired by Edward Leppert, with Brian Flynn serving as vice chair, and will also include Frank Fekete, Brian Gragnolati and Nadine Leslie.

•	The Compensation Committee will be chaired by Matthew Harding, with Robert McCracken serving as vice chair, and will also include James Dunigan, James Hanson and Edward Leppert.

•	The Governance/Nominating Committee will be chaired by Frank Fekete, with James Dunigan serving as vice chair, and will also include Brian Flynn, Robert McCracken and John Pugliese.

•	The Enterprise Risk Committee will be chaired by James Dunigan, with James Hanson serving as vice chair, and will also include Ursuline Foley, Brian Gragnolati and Nadine Leslie.

•	The Technology Committee will be chaired by Brian Gragnolati, with Ursuline Foley serving as vice chair, and will also include James Hanson, Matthew Harding and John Pugliese.

•	The Finance Committee will be chaired by Brian Flynn, with Matthew Harding serving as vice chair, and will also include Frank Fekete, Ursuline Foley and Edward Leppert.

Director Compensation

Each New Director (other than Mr. Shara, who will be compensated as an executive officer) will be compensated for such service in accordance with Provident’s non-employee director compensation program on the same basis as other non-employee directors, as described under “Director Compensation” in Provident’s 2024 Proxy Statement filed with the Commission on March 15, 2024.

Executive Officers

Departures of Certain Officers

Effective as of the Effective Time, John Kuntz ceased serving as Senior Executive Vice President and Chief Administrative Officer of Provident Bank.

Appointment of Executive Vice Chair

Effective as of the Effective Time, Thomas J. Shara, the President and Chief Executive Officer of Lakeland prior to the Effective Time, was appointed Executive Vice Chairman of Provident. As previously described in the joint proxy statement/prospectus filed by Provident with the Commission on December 22, 2022 (the “Joint Proxy Statement/Prospectus”), Mr. Shara and Provident entered into an executive vice chairman agreement (the “Executive Vice Chairman Agreement”), a change of control agreement (the “Change of Control Agreement”), a retention and award agreement (the “Retention and Award Agreement”) and a non-competition and non-solicitation agreement (the “Non-Competition and Non-Solicitation Agreement”). Each of the Executive Vice Chairman Agreement,

Change of Control Agreement and Retention and Award Agreement became effective as of the Effective Time. As previously described in the Joint Proxy Statement/Prospectus, Mr. Shara is also party to a supplemental executive retirement plan agreement, dated April 2, 2008 (the “SERP”), and a deferred compensation agreement, dated February 27, 2015 (the “Deferred Compensation Agreement” and, together with the Executive Vice Chairman Agreement, the Change of Control Agreement, the Retention and Award Agreement, the Non-Competition and Non-Solicitation Agreement and the SERP, the “Shara Agreements”), each with Lakeland and Lakeland Bank. In connection with the Transaction, Provident agreed not to terminate the SERP and the Deferred Compensation Agreement. The Shara Agreements have previously been described under the section of the Joint Proxy Statement/Prospectus entitled “The Merger—Interests of Certain Lakeland Directors and Executive Officers in the Merger—Agreements and Benefit Plans with Lakeland’s Directors and Officers,” which descriptions are incorporated herein by reference. The foregoing descriptions of the Shara Agreements do not purport to be complete and are qualified in their entirety by reference to the full text of each of the Shara Agreements, which are filed as Exhibits 10.1, 10.2, 10.3, 10.4, 10.5 and 10.6 to this Current Report on Form 8-K and are incorporated herein by reference.

Other than the Merger Agreement and the Shara Agreements, there are no arrangements or understandings between Mr. Shara and any person pursuant to which he was selected as the Executive Vice Chair of Provident.

There are no family relationships between Mr. Shara and any of Provident’s directors, executive officers or persons nominated or chosen by Provident to become a director or executive officer, and Mr. Shara is not a party to any transaction requiring disclosure under Item 404(a) of Regulation S-K.

Additional Executive Appointments

In connection with the Transaction, (i) Timothy J. Matteson, the Executive Vice President, Chief Administrative Officer, General Counsel and Corporate Secretary of Lakeland prior to the Effective Time, was appointed Executive Vice President and Chief Administrative Officer of Provident Bank, (ii) James M. Nigro, the Executive Vice President and Chief Risk Officer of Lakeland prior to the Effective Time, was appointed Executive Vice President and Chief Credit Officer of Provident Bank and (iii) John F. Rath III, the Executive Vice President, Chief Lending Officer of Lakeland prior to the Effective Time, was appointed Executive Vice President and Chief Lending Officer of Provident Bank.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

In connection with the Transaction and in accordance with the Merger Agreement, effective as of the Effective Time, the bylaws of Provident were amended and restated to provide for certain arrangements related to the Board and the board of directors of Provident Bank (such amendment, the “Bylaw Amendment,” and Provident’s bylaws, as amended and restated in accordance with the Bylaw Amendment, the “Amended and Restated Bylaws”). These arrangements may be modified, amended or repealed by the board of directors of Provident by the affirmative vote of at least seventy-five percent (75%) of the entire board of directors of Provident.

The Bylaw Amendment provides that, effective as of the Effective Time, the number of directors that comprise the full board of directors of Provident is fourteen (14), of which (i) nine (9) are Provident Designated Directors, including Mr. Martin and Mr. Labozzetta, and (ii) five (5) are Lakeland Designated Directors, including Mr. Shara. The Bylaw Amendment also provides that, for a twenty-four (24)-month period after the Effective Time, if a Continuing Provident Director (as defined below) leaves the board of directors, a majority of the remaining Continuing Provident Directors may approve the successor to such departing director. The Bylaw Amendment similarly provides that, for a twenty-four (24)-month period after the Effective Time, if a Continuing Lakeland Director (as defined below) leaves the board of directors, a majority of the remaining Continuing Lakeland Directors may approve the successor to such departing director. Successors to such legacy Continuing Provident Directors or

Continuing Lakeland Directors must qualify as independent directors of Provident, unless such predecessor directors were not independent directors. The terms “Continuing Provident Directors” and “Continuing Lakeland Directors” mean the Provident Designated Directors and the Lakeland Designated Directors, respectively, and any directors of Provident who are subsequently appointed or nominated and elected to fill a vacancy created by the cessation of service of any such director (or any successor thereto) pursuant to the Bylaw Amendment.

The Bylaw Amendment also provides that, effective as of the Effective Time, (i) Mr. Martin will serve as the Executive Chairman of the boards of directors of Provident and Provident Bank for a term of two years, (ii) Mr. Shara will serve as the Executive Vice Chairman of the boards of directors of Provident and Provident Bank for a term of two years, (iii) Mr. Labozzetta will serve as the President and Chief Executive Officer of Provident and Provident Bank and as a member of the boards of directors of Provident and Provident Bank for a term no shorter than two years and (iv) a Continuing Provident Director that is an independent director of Provident will serve as the Lead Independent Director of the boards of directors of Provident and Provident Bank. The Bylaw Amendment also provides that, if Mr. Martin ceases for any reason to serve in the position of Executive Chairman of the boards of directors of Provident and Provident Bank during his two-year term, Mr. Shara will succeed to such positions for the remainder of such term, unless the appointment or election of another individual to serve as Executive Chairman of the boards of directors of Provident and Provident Bank is approved by the affirmative vote of at least seventy-five percent (75%) of the entire board of directors of Provident and Provident Bank. The Bylaw Amendment also provides that, in the event of a vacancy of the position of the Lead Independent Director of the boards of Provident and Provident Bank during the twenty-four (24)-month period after the Effective Time, a majority of the Continuing Provident Directors will approve the appointment or nomination of an independent director of Provident to fill such vacancy.

The Bylaw Amendment also provides that, during the twenty-four (24)-month period following the Effective Time, each of the Compensation and Human Capital Committee, the Audit Committee and the Governance/Nominating Committee of the Provident board of directors (and the Provident Bank board of directors, if applicable) will include at least two (2) members who are Continuing Lakeland Directors (subject to compliance with any independence requirements, and any other requirements, for membership on the applicable committee under the rules of the NYSE (or other national securities exchange on which Provident common stock is then listed)).

The Bylaw Amendment also provides that, during the twenty-four (24)-month period following the Effective Time, the composition of the Provident Bank board of directors will be identical to that of the Provident board of directors.

The foregoing summary and referenced description of the Bylaw Amendment and the Amended and Restated Bylaws do not purport to be complete and are qualified in their entirety by reference to the full text of the Amended and Restated Bylaws, a copy of which is filed as Exhibit 3.1 to this Current Report and is incorporated herein by reference.

Item 8.01.	Other Events.

On May 16, 2024, Provident issued a press release announcing the completion of the Transaction. A copy of the press release is filed as Exhibit 99.1 to this Current Report and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(a)  Financial statements of businesses acquired.

(i) Audited consolidated balance sheets of Lakeland as of December 31, 2023 and 2022, the related consolidated statements of income, comprehensive income, changes in stockholders’ equity, and cash flows of Lakeland for each of the three years in the period ended December 31, 2023, the notes related thereto, and the Independent Registered Public Accounting Firm Report of KPMG LLP, dated February 28, 2024, are filed as Exhibit 99.2 to this Current Report and are incorporated herein by reference.

(ii) Unaudited condensed consolidated financial statements of Lakeland as of and for the three months ended March 31, 2024 and 2023, and the notes related thereto, are filed as Exhibit 99.3 to this Current Report and are incorporated herein by reference.

(b)  Pro forma financial information.

Unaudited pro forma condensed combined financial statements as of and for the three months ended March 31, 2024 and for the year ended December 31, 2023, and the notes related thereto, are filed as Exhibit 99.4 to this Current Report and are incorporated herein by reference.

(d)  Exhibits

The following exhibits are filed as part of this Current Report:

Exhibit No.	Description of Filed Exhibit

2.1	Agreement and Plan of Merger, dated September 26, 2022, by and among Provident Financial Services, Inc., NL 239 Corp., a direct, wholly owned subsidiary of Provident Financial Services, Inc., and Lakeland Bancorp, Inc. (Filed as an Exhibit to Provident Financial Services, Inc.’s Current Report on Form 8-K filed with the Securities and Exchange Commission on September 27, 2022/File No. 001-31566.)

2.2	Amendment No. 1, dated as of December 20, 2023, to the Agreement and Plan of Merger, dated as of September 26, 2022, by and among Provident Financial Services, Inc., NL 239 Corp. and Lakeland Bancorp, Inc. (Filed as an Exhibit to Provident Financial Services, Inc.’s Current Report on Form 8-K filed with the Securities and Exchange Commission on December 20, 2023/File No. 001-31566.)

2.3	Amendment No. 2, dated as of March 29, 2024, to the Agreement and Plan of Merger, dated as of September 26, 2022, by and among Provident Financial Services, Inc., NL 239 Corp. and Lakeland Bancorp, Inc. (Filed as an Exhibit to Provident Financial Services, Inc.’s Current Report on Form 8-K filed with the Securities and Exchange Commission on March 29, 2024/File No. 001-31566.)

3.1	Amended and Restated Bylaws

10.1	Executive Vice Chairman Agreement, dated as of September 26, 2022, by and between Provident Financial Services, Inc. and Thomas J. Shara

10.2	Change in Control Agreement, dated as of September 26, 2022, by and between Provident Financial Services, Inc. and Thomas J. Shara

10.3	Retention and Award Agreement, dated as of September 26, 2022, by and between Provident Financial Services, Inc. and Thomas J. Shara

10.4	Non-Competition and Non-Solicitation Agreement, dated as of September 26, 2022, by and between Provident Financial Services, Inc. and Thomas J. Shara

10.5	Supplemental Executive Retirement Plan Agreement for Thomas J. Shara, effective as of April 2, 2008, among Lakeland Bancorp, Inc., Lakeland Bank and Thomas J. Shara (Filed as an Exhibit to Lakeland Bancorp, Inc.’s Current Report on Form 8-K filed with the Securities and Exchange Commission on May 28, 2008/File No. 000-17820.)

10.6	Deferred Compensation Agreement, dated February 27, 2015, among Lakeland Bancorp, Inc., Lakeland Bank and Thomas J. Shara (Filed as an Exhibit to Lakeland Bancorp, Inc.’s Current Report on Form 8-K filed with the Securities and Exchange Commission on March 2, 2015/File No. 000-17820.)

99.1	Press Release, dated May 16, 2024

99.2	Audited consolidated balance sheets of Lakeland Bancorp, Inc. as of December 31, 2023 and 2022, the related consolidated statements of income, comprehensive income, changes in stockholders’ equity, and cash flows for each of the three years in the period ended December 31, 2023, the notes related thereto, and the Independent Registered Public Accounting Firm Report of KPMG LLP, dated February 28, 2024 (Filed as an Exhibit to Provident Financial Services, Inc.’s Current Report on Form 8-K filed with the Securities and Exchange Commission on May 6, 2024/File No. 001-31566.)

99.3	Unaudited condensed consolidated financial statements of Lakeland Bancorp, Inc. as of and for the three months ended March 31, 2024 and 2023, and the notes related thereto (Filed as an Exhibit to Provident Financial Services, Inc.’s Current Report on Form 8-K filed with the Securities and Exchange Commission on May 6, 2024/File No. 001-31566.)

99.4	Unaudited pro forma condensed combined financial statements as of and for the three months ended March 31, 2024 and for the year ended December 31, 2023, and the notes related thereto (Filed as an Exhibit to Provident Financial Services, Inc.’s Current Report on Form 8-K filed with the Securities and Exchange Commission on May 6, 2024/File No. 001-31566.)

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 16, 2024	PROVIDENT FINANCIAL SERVICES, INC.

	By:	/s/ Thomas M. Lyons
Thomas M. Lyons Senior Executive Vice President and Chief Financial Officer